Exhibit 99.1

                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Embryo Development Corporation (the "Company") on Form 10-QSB for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew L. Harriton, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                 By:   /s/ Matthew L. Harriton
                      -------------------------
                          Matthew L. Harriton
                        Chief Executive Officer
                        Chief Financial Officer
                         September 19, 2002